Debt (Tables)	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Schedule of Long-term Debt
Debt.

December 31,	2025	2024
USD Term Loan Agreement, due 2026(1)	—	140
JPY Term Loan Agreement, due 2026(2)	191	188
5.900% Notes, due 2027	—	625
6.750% Bonds, due 2028	300	300
3.000% Notes, due 2029	700	700
4.850% Notes, due 2031(3)	500	500
4.550% Notes, due 2032	500	—
5.950% Notes, due 2037	625	625
4.750% Iowa Finance Authority Loan, due 2042	250	250
Other, net(4)	(16)	(13)
	3,050	3,315
Less: amount due within one year	191	6
Total long-term debt	$2,859	$3,309
(1)The Company completed the early prepayment of the remaining amount outstanding under the USD Term Loan Facility in 2025. The Company had entered into an interest rate swap to exchange the floating interest rate of this term loan facility to a fixed interest rate of 5.670% as of December 31, 2024, based on the Company’s long-term debt ratings. This swap was settled upon the prepayment of the USD Term Loan Facility with an immaterial impact to the Consolidated Financial Statements.
(2)The Company entered into an interest rate swap to exchange the floating interest rate of the JPY Term Loan Facility to a fixed interest rate of 1.794% and 1.919% as of December 31, 2025 and December 31, 2024, respectively, based on the Company’s long-term debt ratings. The amounts outstanding under the JPY Term Loan Facility are due in November 2026.
(3)The Company entered into a cross-currency swap to synthetically convert the 4.850% Notes due October 2031 (the “2031 Notes”) into a Euro liability of approximately €458 million with a fixed annual interest rate of 3.720%
(4)Includes unamortized debt discounts and unamortized debt issuance costs related to outstanding notes and bonds listed in the table above and various financing arrangements related to subsidiaries.